                                                                   EXHIBIT 10.35



                                 AMENDMENT NO. 2
                                 ---------------
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                                 LIMITED WAIVER

         This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is entered into as of September 28, 2000, among CKE Restaurants, Inc., the Lenders and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch (as successor in interest to Paribas), as Agent.

                                    RECITALS

         CKE Restaurants, Inc., a Delaware corporation (the "Borrower"), certain financial institutions (the "Lenders") and Paribas, as agent for the Lenders (in such capacity, the "Agent") are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 24, 1999, as amended by that certain Amendment No.1 to Third Amended and Restated Credit Agreement, dated as of April 26, 2000 (as heretofore amended or otherwise modified, the "Credit Agreement").

         The Borrower has requested that the Agent and the Lenders amend and grant waivers with respect to certain provisions of the Credit Agreement, all as more fully described herein.

         The Agent and the Lenders have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement, as amended hereby.

Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a)      Section 1.1 of the Credit Agreement is hereby amended by:

                  (1) deleting, in its entirety, each reference to "$125 million" contained in subsection (c) of the definition of "Applicable Margin" appearing in such Section and replacing each such reference with a reference to "$150 million,"

                  (2) deleting, in their entirety, the definitions of "50% Mandatory Prepayment," "Paydown Amount," "Paydown Condition" and "Reduction Amount" appearing in such Section, and

                  (3) adding the following new definitions to such Section in proper alphabetical order:

                           "Financial Advisor" has the meaning set forth in
                           Section 10.11.

                           "Retail Period" means any of the thirteen consecutive four week or five week periods used by the Borrower for accounting purposes which begin on or about the Tuesday after the last Monday in January of each year and ending on the last Monday in January of the next year.

         (b) Section 2.12 of the Credit Agreement is hereby amended by (1) amending and restating, in its entirety, subsection (a) thereof to read as follows:

                           (a) Within ten (10) days of each date that any Loan
                  Party receives any Liquidating Distribution and, subject to the provisos to Section 2.12(b), within ten (10) days of each date that the Borrower or any of its Subsidiaries receives any Net Sale Proceeds from consummation of any Asset Disposition (excluding any Sale and Leaseback Transaction of the Borrower or any of its Subsidiaries permitted pursuant to Section

                  7.13(a)), the Borrower shall prepay the outstanding Loans in an amount equal to 100% of the amount of such Liquidating Distribution or Net Sale Proceeds, as the case may be, in accordance with the provisions of Section 2.13.

and (2) amending and restating, in its entirety, subsection (b) thereof to read as follows:

                           (b) Within ten (10) days of each date that the
                  Borrower or any of its Subsidiaries receives any Net Sale Proceeds from the consummation of any Asset Disposition that constitutes the sale portion of a Sale and Leaseback Transaction permitted pursuant to Section 7.13(a) ("Sale-Leaseback Proceeds"), which when combined with the Sale-Leaseback Proceeds from all such Asset Dispositions occurring after the date hereof exceeds $25,000,000, the Borrower shall prepay the outstanding Loans in an amount equal to 100% of the amount of such Sale-Leaseback Proceeds in accordance with the provisions of Section 2.13; provided, however, that (i) if the Borrower has chosen to apply any part of the first $25,000,000 of Sale-Leaseback Proceeds to permanently prepay the outstanding Loans and concurrently reduce the Revolving Commitments, then the Borrower or the applicable Subsidiary may, subject to clause (ii) of this provisio, retain a dollar for dollar amount of the next Net Sale Proceeds (including Sale-Leaseback Proceeds) received from any Asset Disposition up to $25,000,000 and (ii) any Net Sale Proceeds retained by the Borrower or any Subsidiary (whether constituting all or a portion of the first $25,000,000 of Sale-Leaseback Proceeds or all or a portion of the amounts referred to in clause (i) of this proviso) that are not used within three hundred sixty (360) days after receipt thereof by the Borrower or such Subsidiary to reinvest in its respective business in non-current assets as permitted by the terms of this Agreement shall be used to prepay the outstanding Loans in accordance with Section 2.13; provided, further, that if an Event of Default shall have occurred and be continuing on the date any Net Sale Proceeds referred to in this Section 2.12(b) are received by the Borrower or any of its Subsidiaries (or, in the case of the foregoing clause
                  (ii), at any time during such three hundred sixty day period), then the Borrower shall prepay the outstanding Loans in an amount equal to 100% of such Net Sale Proceeds (or, if any portion of such proceeds shall have been reinvested prior to the occurrence of such Event of Default, 100% of such remaining amount of Net Sale Proceeds not so reinvested) on the later of the date such Net Sale Proceeds are received by the Borrower or any of its Subsidiaries or the date of the occurrence of such Event of Default in accordance with the provisions of Section 2.13.

and (3) deleting, in its entirety, each reference to "this Section 2.12(b)" contained in subsection (c) thereof and replacing each such reference with a reference to "this Section 2.12(c)."

         (c) Section 2.13 of the Credit Agreement is hereby amended by deleting, in its entirety, each reference to "Section 2.12(a)(ii)(B)" contained in subsections (a) and (b) thereof and replacing each such reference with a reference to "Section 2.12."

         (d) Section 6.1 of the Credit Agreement is hereby amended by (1) renumbering subsection (l) thereof to be subsection (m) and (2) adding a new subsection (l) to read as follows:

                  (l) Officer's Certificates and Income Statements relating to Retail Periods. Within 30 days after the close of each Retail Period of the Borrower, a certificate of the chief financial officer of the Borrower which certifies that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Bor-rower and its Subsidiaries during such Retail Period, and that as a result of such review such officer has concluded that no Default or Event of Default has occurred during the period commencing at the beginning of such Retail Period and ending on the date of such certificate or, if any Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof. Such certificate shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Section 7.1(d) during and as at the end of such Retail Period (including, without limitation, calculations of Consolidated EBITDA, consolidated depreciation and consolidated amortization of the Borrower and its Subsidiaries for such Retail Period) and shall be accompanied by a consolidated statement of income for the Borrower and its Subsidiaries for such Retail Period.

         (e) Section 6.2 of the Credit Agreement is hereby amended by amending and restating, in its entirety, the second sentence of such Section to read as follows:

                           The Borrower shall, and shall cause each of its
                  Subsidiaries to, permit the officers and designated representatives of any Lender or the Financial Advisor to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, and to examine the books of record and account of the Borrower or any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower or any of its Subsidiaries, with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable notice and at such reasonable times as such Lender or, in the case of the Financial Advisor, the Agent may desire; provided that no such prior notice shall be required if an Event of Default has occurred and is continuing.

         (f) Section 6.13 of the Credit Agreement is hereby amended by amending and restating, in its entirety, such Section to read as follows:

                           Section 6.13 Additional Collateral. If the Borrower
                  and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds of (a) at least $30,000,000 for Asset Dispositions (including the sale portion of Sale and Leaseback Transactions permitted by Section 7.13(a), but only if the Borrower has used the Net Sale Proceeds therefrom to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments by a corresponding amount) consummated from September 20, 2000 through November 30, 2000 and (b) $90,000,000 for Asset Dispositions (including the sale portion of Sale and Leaseback Transactions permitted by Section 7.13(a), but only if the Borrower has used the Net Sale Proceeds therefrom to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments by a corresponding amount) consummated from September 20, 2000 through December 20, 2000 and (c) $150,000,000 for Asset Dispositions (including the sale portion of Sale and Leaseback Transactions permitted by Section 7.13(a), but only if the Borrower has used the Net Sale Proceeds therefrom to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments by a corresponding amount) consummated from September 20, 2000 through January 29, 2001, then, the Agent may (and shall at the direction of the Required Lenders) request, and the Borrower shall, and shall cause each of its Subsidiaries to, promptly use its best efforts to promptly execute and deliver to the Agent such security agreements, pledge agreements, mortgages, leasehold mortgages and other agreements, instruments, documents and opinions as the Agent shall request, each in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Lenders, a valid and perfected, first priority secu-rity interest in such assets and property of the Bor rower and such Subsidiaries.

         (g) Section 7.1 of the Credit Agreement is hereby amended by (1) amending and restating, in its entirety, subsection (d) thereof to read as follows:

                  (d) Minimum Consolidated EBITDA. The Borrower shall not permit Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters (or, commencing on November 7, 2000, the period of thirteen consecutive Retail Periods) of the Borrower (taken as one accounting period) as determined on the last day of each fiscal quarter (or, commencing on November 7, 2000, the last day of each Retail Period) of the Borrower ending during each period set forth below, minus the amount of any EBITDA Adjustments as of the date of determination, to be less than the amount set forth opposite such period:

                                    Period                             Amount
                                    ------                             ------
                  Second A&R Closing Date through November 1, 1999  $200,000,000

                  November 2, 1999 through January 31, 2000         $175,000,000

                  February 1, 2000 through May 22, 2000             $155,000,000

                  May 23, 2000 through August 14, 2000              $160,000,000

                  August 15, 2000 through November 6, 2000 and
                    each Retail Period thereafter                   $133,000,000

                  provided, however, that the amount set forth opposite such period shall be reduced by the EBITDA Adjustments as of the date of determination attributable to those Restaurants sold (excluding those sold during the period from November 2, 1999 through January 31, 2000) pursuant to which the Net Sale Proceeds from such sales have been applied to permanently reduce the Commitments of the Lenders on or before the 45th calendar day following the end of the fiscal quarter in which such Restaurants were sold.

and (2) deleting, in its entirety, the reference to "$120,000,000" contained in the first sentence of subsection (f) thereof and replacing such reference with a reference to "$90,000,000."

         (h) Section 7.5 (a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (ii) thereof to read as follows:

                           (ii) the purchase price for such asset shall be paid
                  to the Borrower or such Subsidiary solely in cash, Cash Equivalents or non-cash consideration in the form of promissory notes, provided that, in the case of non-cash consideration received in the form of promissory notes, (A) such consideration shall not exceed 10% of the aggregate purchase price for such asset (or 20% of the aggregate purchase price for such asset if such asset consists of the assets or business of one or more Restaurants being operated under the Hardee's concept), (B) such promissory notes shall mature no later than 3 years after the date of issuance, (C) such promissory notes shall be pledged to the Agent, for the benefit of the Lenders, pursuant to a pledge agreement in form and substance satisfactory to the Agent, (D) all payments of principal, interest and other amounts payable under such promissory notes and that are received by the Borrower or such Subsidiary shall be applied to prepay the outstanding Loans in accordance with Section 2.12(a) hereof and (E) the aggregate principal amount of all promissory notes received as consideration for all asset sales permitted under this Section 7.5(a) shall not exceed $50,000,000 at any one time outstanding.

         (i) Section 7.7(b) of the Credit Agreement is hereby amended by deleting, in its entirety, clause (ii) thereof and renumbering clause (iii) thereof to be clause (ii).

         (j) Section 7.13(a) of the Credit Agreement is hereby amended by deleting, in their entirety, clauses (1) and (2) of the proviso to such Section and renumbering clauses (3), (4), (5) and (6) of such proviso to be clauses (1),
(2), (3) and (4), respectively.

         (k) Section 10.1 of the Credit Agreement is hereby amended by inserting the phrase ", the Financial Advisor" immediately after the word "Agent" appearing in the first line of subsection (c) thereof.

         (l) Section 10.11 of the Credit Agreement is hereby amended by amending and restating, in its entirety, such Section to read as follows:

                           Section 10.11 Financial Advisor. The Borrower and
                  each Lender agrees and acknowledges that the Agent may, in its sole discretion, from time to time retain a financial advisor (the "Financial Advisor") for the purpose of advising the Agent and the Lenders as to the financial condition of the Borrower and its Subsidiaries and such other matters related to the facility provided and contemplated hereunder as the Agent and the Lenders may desire. The Borrower agrees to pay all reasonable fees, costs and out-of-pocket expenses of the Financial Advisor in connection with the performance of its duties under this Section 10.11 and to indemnify the Financial Advisor in accordance with Section 10.1(c) hereof.

Section 3. Limited Waiver. Subject to the terms and conditions set forth herein,
(i) the Agent and the Lenders hereby waive any Default or Event of Default arising solely as a result of the failure of the Borrower to comply with the terms of Section 7.1(d) of the Credit Agreement for the period commencing on May 23, 2000 and ending on August 14, 2000 and (ii) for the period commencing on August 14, 2000 and ending on January 29, 2001, the Agent and the Lenders hereby waive compliance by the Borrower with the requirements of subsections (a), (b),
(c), (e) and (g) of Section 7.1 of the Credit Agreement; provided, however, that each of the foregoing waivers shall cease to be effective (a) on November 30, 2000 if the Borrower and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds (including Net Sale Proceeds received as a result of any Asset Disposition that constitutes the sale portion of a Sale and Leaseback Transaction permitted pursuant to Section 7.13(a) of the Credit Agreement but only if the Borrower has used the Net Sale Proceeds therefrom to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments by a corresponding amount) of at least $30,000,000 during the period from September 20, 2000 to November 30, 2000 and (b) in any event, on January 29, 2001. Upon expiration of the waiver provided in this Section 3, the Agent and the Lenders shall have the right to reinstate, as of the date of its first occurrence, any Default or Event of Default that arose or would have arisen but for such waiver as a result of the Borrower's failure to comply with the requirements of the Sections of the Credit Agreement referred to in this Section 3.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that after giving effect to this Amendment:

         (a) no Default or Event of Default has occurred and is continuing; and

         (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

Section 5. Conditions to Effectiveness of this Amendment. Upon satisfaction of the following conditions precedent, this Amendment shall immediately become effective as of August 14, 2000:

         (a) The Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Required Lenders;

         (b) The Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in Section 4 of this Amendment; and

         (c) The Agent shall have received a side letter from the Borrower, duly executed and delivered by the Borrower and relating to the payment of an amendment fee.

Section 6. Miscellaneous.

         (a) Effect; Ratification. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (2) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. For the avoidance of doubt, each reference in the Credit Agreement, as amended hereby (including each reference contained in Section 2 of this Amendment) to "the date hereof" shall mean and be a reference to November 24, 1999. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         (b) Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

         (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

         (d) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

         (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                        CKE RESTAURANTS, INC.


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        BNP PARIBAS (as successor in interest to PARIBAS), as Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        ARAB BANKING CORPORATION


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC.


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        BANK LEUMI USA


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        BANK UNITED


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        FLEET NATIONAL BANK (f/k/a BANKBOSTON,
                                        N.A.)


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                                        CALIFORNIA BANK & TRUST (f/k/a SUMITOMO
                                        BANK OF CALIFORNIA)


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        CENTURA BANK


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        CHANG HWA COMMERCIAL BANK, LTD., NEW
                                        YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                                        CREDIT INDUSTRIEL ET COMMERCIAL(f/k/a
                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE)


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        AMSOUTH BANK (successor in interest by
                                        merger to FIRST AMERICAN NATIONAL BANK)


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        FIRST BANK & TRUST


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        FIRST UNION NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                                        MANUFACTURERS BANK


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        NATIONAL BANK OF KUWAIT


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        THE SANWA BANK, LIMITED


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        SUNTRUST BANK (f/k/a/ SUNTRUST BANK,
                                        NASHVILLE, N.A.)


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                                        UMB BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:


                                        WELLS FARGO BANK


                                        By:
                                            ------------------------------------
                                        Print Name:
                                        Title:

                              OFFICER'S CERTIFICATE


         I,__________________, am the _________________ of CKE Restaurants, Inc.
I execute and deliver this Officer's Certificate dated as of September ___, 2000, on behalf of the Borrower pursuant to Section 5 of the Amendment No. 2 and Limited Waiver to Third Amended and Restated Credit Agreement (the "Amendment") by and among CKE Restaurants, Inc. (the "Borrower"), the Lenders party thereto and Paribas, acting in its capacity as agent for the Lenders (the "Agent"). Capitalized terms used but not defined herein shall the respective meanings specified in the Amendment.

         I hereby certify, on behalf of the Borrower, after giving effect to the Amendment, that (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct as of the date hereof.

                                        CKE RESTAURANTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------